SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 2003



                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


         Pennsylvania                  1-11459              23-2758192
         ------------                  -------              ----------
 (State or other jurisdiction        (Commission           (IRS Employer
       of Incorporation)            File Number)        Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


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ITEM 9.  REGULATION FD DISCLOSURE

         On January 22, 2003, PPL Corporation issued a press release announcing its results for the year ended 2002 and its 2003 earnings forecast. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1 - Press Release, dated January 22, 2003, announcing
                     PPL Corporation's results for the year ended 2002 and its 2003 earnings forecast.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PPL CORPORATION


                                      By:   /s/ James E. Abel
                                          -----------------------------------
                                          James E. Abel
                                          Vice President - Finance and Treasurer


Dated:  January 23, 2003